      As filed with the Securities and Exchange Commission on May 18, 2001

                                                   REGISTRATION NO. 333 -


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                               ------------------

                           IBIS TECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MASSACHUSETTS                                         04-2987600
  (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

                              32 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                                 (978) 777-4247
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                      THE IBIS TECHNOLOGY CORPORATION 1997
               EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

                                 MARTIN J. REID
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           IBIS TECHNOLOGY CORPORATION
                              32 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                                 (978) 777-4247
    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                           CODE, OF AGENT FOR SERVICE)

                               -----------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                      Proposed               Proposed
                                                       maximum                maximum
          Title of              Amount to be       offering price            aggregate              Amount of
 securities to be registered    registered(1)       per share(2)         offering price(2)      registration fee
======================================================================================================================
Common Stock, $.008 par value      600,000             $15.545              $9,327,000              $2,331.75
======================================================================================================================


(1) The number of shares of common stock, par value $.008 per share ("Common Stock"), stated above consists of the aggregate number of additional shares not previously registered which may be sold upon the exercise of options which may hereafter be granted under The Ibis Technology Corporation 1997 Employee, Director and Consultant Stock Option Plan, (the "Plan"). The maximum number of shares which may be sold upon the exercise of such options granted under the Plan is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act based on the average of the high and low sale prices per share of the Common Stock on the National Market System of the National Association of Securities Dealers Automated Quotation System ("Nasdaq") as of a date (May 15, 2001) within 5 business days prior to filing this Registration Statement. None of the shares being registered hereunder are subject to outstanding options.

===============================================================================

                                EXPLANATORY NOTE

         In accordance with the instructional Note to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement on Form S-8 for offers of Common Stock pursuant to the Plan. This Registration Statement on Form S-8 hereby registers 600,000 additional shares of Common Stock pursuant to the Plan. A Registration Statement on Form S-8 (File No. 333-45247) registering 750,000 shares of Common Stock under the Plan was filed with the Securities and Exchange Commission on January 30, 1998.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Commission are incorporated herein by reference:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

     (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001;

     (c) The Registrant's Current Reports on Form 8-K filed on February 14, 2001, April 2, 2001, April 12, 2001 and April 26, 2001.

     (d) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 0-23668) filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

         All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Incorporated by reference to the Registrant's Registration Statement on Form S-1, File No. 333-1174.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         (4.1) Form of Common Stock Certificate incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement filed on Form S-1, File No. 333-1174.

         (4.2) Article 4 of the Restated Articles of Organization of the Registrant incorporated herein by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, File No. 000-23150.

         (4.3) Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement filed on Form S-1, File No. 333-1174.

         (5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

         (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

         (23.2)   Consent of KPMG LLP.

         (24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

         (99.1) The Amended and Restated Ibis Technology Corporation 1997 Employee, Director and Consultant Stock Option Plan.

ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Danvers, Massachusetts on May 17, 2001.


                               IBIS TECHNOLOGY CORPORATION



                               By /s/ MARTIN J. REID
                                  -----------------------------------------
                                      Martin J. Reid
                                      President and Chief Executive Officer


         Each person whose signature appears below constitutes and appoints Martin J. Reid and Debra L. Nelson, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Ibis Technology Corporation, or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                   DATE
---------                                   -----                                   ----
/S/ MARTIN J. REID                 President, Chief Executive Officer           May 17, 2001
----------------------------       and Director (principal executive
Martin J. Reid                     officer)


/S/ DEBRA L. NELSON                Chief Financial Officer, Treasurer           May 17, 2001
----------------------------       and Clerk (principal financial and
Debra L. Nelson                    accounting officer)


                                          II-4


/S/ DIMITRI A. ANTONIADIS          Director                                     May 17, 2001
----------------------------
Dimitri A. Antoniadis, Ph.D.


/S/ ROBERT L. GABLE                Director                                     May 17, 2001
----------------------------
Robert L. Gable


/S/ LESLIE B. LEWIS                Director                                     May 17, 2001
----------------------------
Leslie B. Lewis


/S/ DONALD F. MCGUINNESS           Director                                     May 17, 2001
----------------------------
Donald F. McGuinness


/S/ LAMBERTO RAFFAELLI             Director                                     May 17, 2001
----------------------------
Lamberto Raffaelli


/S/ PETER H. ROSE                  Director                                     May 17, 2001
------------------
Peter H. Rose, Ph.D.


/S/ GEOFFREY RYDING                Director                                     May 17, 2001
---------------------------
Geoffrey Ryding, Ph.D.



                           IBIS TECHNOLOGY CORPORATION

                          INDEX TO EXHIBITS FILED WITH
                         FORM S-8 REGISTRATION STATEMENT

Exhibit
NUMBER                 DESCRIPTION
-------                -----------

(4.1) Form of Common Stock Certificate incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement filed on Form S-1, File No. 333-1174.

(4.2) Article 4 of the Restated Articles of Organization of the Registrant incorporated herein by reference to Exhibit
                       3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, File No. 000-23150.

(4.3) Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement filed on Form S-1, File No. 333-1174.

(5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

(23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

(23.2)                 Consent of KPMG LLP.

(24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

(99.1) The Amended and Restated Ibis Technology Corporation 1997 Employee, Director and Consultant Stock Option Plan.


                                      II-6